RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

SPACE ABOVE THIS LINE FOR RECORDER'S USE

STATE OF CALIFORNIA

Office of

March Fong eu

Secretary of state

SACRAMENTO

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript of 1 page(s) was prepared by - and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute

this certificate and affix the

Great Seal of the State of California this JUN 0 4 1992

Secretary of State

SEC/STATE FROM LP 222A(Rev 9/87) 87 46229

STATE OF CALIFORNIA

March Fong eu

Secretary of state From Lp 2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT-Read instructions on back before completing this form

This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. 2 NAME OF LIMITED PARTNERSHIP

(ORIGINAL CERTIFICATE-FORM LP-1) 8519700048 LUZ SOLAR PARTNERS LTD., VII, a California Limited Partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOD PAGE. IF NECESSARY)

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: E. GENERAL PARTNER NAME CHANGE:

ADDRESS: 41100 Highway 395 OLD NAME:

CITY: Boron STATE: CA ZIP CODE: 93516 NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE: F. GENERAL PARTNER(S) WITHDRAWN:

ADDRESS: NAME:

CITY: STATE: CA ZIP CODE NAME:

D. GENERAL PARTNER ADDRESS CHANGE: G. GENERAL PARTNER ADDED:

NAME: KRAMER JUNCTION COMPANY NAME

ADDRESS: 41100 Highway 395 ADDRESS:

CITY: Boron STATE: CA ZIP CODE: 93516 CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME:

ADDRESS: CITY: STATE: CA ZIP CODE

I .THE NUMBER OF GENERAL PARTNERS REQUIRED TO J. ACKNOWLEDGE J. OTHER MATTERS TO BE INCLUDED IN

AND FILE CERTIFICATES OF AMENDMENT. DISSOLUTION. CONN- THE CERTIFICATE OF LIMITED PARTNERSHIP ARE

TINUATION AND CANCELLATION IS CHANGED TO: AMENDED AS INDICATED ON THE ATTACHED PAGE(S)

IT IS HERE BY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO THIS SPACE FOR FILING OFFICER USE

EXICUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED

PARTNERSHIP. WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

SIGNATURE SIGNATURE 8519700048

POSITION OR TITLE DATE POSION OR TTTLE DATE FILED

KRAMER JUNION COMPANY in the office of the Secretary of State

Ot the State of California

By: JUN 3 1992

SIGNATURE John McConomy, President SIGNATURE

POSITION OR TITLE DATE POSITION OR TTE DATE of MARCH FONG EU

SECRETARY OF STATE

RETURN ACKNOWLEDGEMENT TO

NAME Alan M. Albright, Esq.

ADDRESS Dewey Ballantine

CITY 333 South Hope Street, 30th Floor

STATE Los Angeles, CA 90071

ZIP CODE

SEC/STATE REV 1/88 FROM LP .2 FEE: $15